LIABILITIES IN RESPECT OF IIA GRANTS	12 Months Ended
Dec. 31, 2020
Disclosure of israeli innovation authority grants [Abstract]
LIABILITIES IN RESPECT OF IIA GRANTS
NOTE 13:-	LIABILITIES IN RESPECT OF IIA GRANTS

	Year ended December 31,
	2019	2020

Balance as of January 1,	7,714	6,935
Grants received	248	-
Royalties	(635)	(235)
Amounts carried to Profit or Loss	(392)	828
Balance as of Decmber 31,	6,935	7,528

Current maturities	(124)	(261)

Long term liabilities in respect of IIA grants	6,811	7,267

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants actually received by the Company from the IIA including accrued LIBOR interest, net of royalties as of December 31, 2020 is approximately $ 15,787, while the amortized cost of this liability as of that date is $ 7,528, using the interest method.